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                                                                   EXHIBIT 10.28

                               INDEMNITY AGREEMENT

         THIS INDEMNITY AGREEMENT (this "Agreement") made as of the __________ January, 1998, by _________________________________________________
("Guarantor"), ____________________________________________________________ (the
"Borrower"), and ______________________________________________________
___________ (the "Lender").


                                    RECITALS:

         Borrower and Guarantor have requested that Lender make a loan to Borrower in the principal sum of ____________________ Dollars ($__________) (the "Loan"), which Loan is to be made pursuant to a Loan Agreement between Borrower and Lender of even date herewith (referred to herein, as the same may hereafter be amended, as the "Loan Agreement"; capitalized terms not otherwise defined herein shall have the meanings given in the Loan Agreement). Lender requires that, as a condition to making the Loan, Borrower and Guarantor jointly and severally indemnify Lender against all violations of any applicable Environmental Laws (as herein defined), relating to the property securing the Loan, which property consists of the land more particularly described in Exhibit A attached hereto and made a part hereof and all buildings and improvements now or hereafter situated on such land (collectively, the "Property"). The Borrower and Guarantor have therefore agreed to execute this Agreement in order to induce Lender to make the Loan.

                                    AGREEMENT

                  NOW THEREFORE, in consideration of the foregoing recitals, and as an inducement to Lender to make the Loan to Borrower, the Borrower and Guarantor do hereby jointly and severally agree with Lender as follows:

         1. As used herein, the term "Applicable Environmental Laws" shall mean any applicable laws, rules or regulations pertaining to health or the environment, or petroleum products, or radon radiation, or oil or hazardous substances, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA") and the Federal Emergency Planning and Community Right-To-Know Act of 1986.


         2. Borrower and Guarantor will jointly and severally indemnify and hold Lender harmless from and against, and reimburse Lender for, any fines, charges, liabilities, reasonable expenses, reasonable fees of environmental professionals, and reasonable attorney's fees incurred by Lender, in the event any of the Property is hereafter determined to be in violation of any Applicable Environmental Law (whether or not due to any fault of Borrower or Guarantor). Without limiting the foregoing, upon any reasonable allegation that such a violation may exist, Borrower and Guarantor shall upon Lender's request: (a) cause to be conducted such reasonable investigations, tests or analyses of the Property by environmental professionals approved by Lender and provide Lender the written results of such investigations, tests or analyses, and (b) promptly remedy in accordance with Applicable Environmental Law,
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any violation that may exist, and (c) report any reasonably alleged violation to any federal, state or local agency having jurisdiction over such matters. If Borrower and Guarantor fail to promptly comply with Lender's request, Lender may, at its option, do any of the foregoing, and Borrower and Guarantor will promptly reimburse Lender for all reasonable costs and expenses incurred by Lender. Lender and its agents shall have access to the Property for the purposes of conducting any such investigations, tests or analyses.

         3. This Agreement shall survive any foreclosure or acceptance by Lender of a deed in lieu of foreclosure and repayment of the Loan; provided, however, Borrower and Guarantor shall not indemnify Lender with respect to any violation which (a) Borrower and Guarantor can establish results from wastes, substances or materials being placed on, above or under the Property only subsequent to any foreclosure by Lender or acceptance by Lender of a deed in lieu of foreclosure with respect to the Property, or (b) are caused by Lender's misconduct or negligence.

         4. Borrower and Guarantor jointly and severally agree to pay to Lender all charges, expenses, reasonable attorney's fees and costs incurred by Lender in connection with the Lender's enforcement of this Agreement, including charges, expenses, reasonable attorney's fees and costs upon any appeal and in any bankruptcy proceedings.

         5. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         6. In the event that any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect other provisions which are otherwise lawful and valid and shall remain in full force and effect.

         7. This Agreement may be executed in counterparts which together shall constitute one instrument. It shall not be necessary for all parties to sign the same counterpart.

         8. THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA. THE LENDER'S PRINCIPAL PLACE OF BUSINESS IS LOCATED IN JEFFERSON COUNTY IN THE STATE OF ALABAMA, AND THE BORROWER AND GUARANTOR AGREE THAT THIS AGREEMENT SHALL BE DELIVERED TO AND HELD BY LENDER AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS AGREEMENT BY LENDER THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF BORROWER AND GUARANTOR WITH JEFFERSON COUNTY AND THE STATE OF ALABAMA FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE. BORROWER AND GUARANTOR CONSENT THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER


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MAY BE BROUGHT IN THE CIRCUIT COURT OF THE STATE OF ALABAMA, JEFFERSON COUNTY,
OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA AND ASSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING THIS AGREEMENT. NOTHING HEREIN SHALL LIMIT THE JURISDICTION OF ANY OTHER COURT.

         10. BORROWER AND GUARANTOR HEREBY WAIVE ANY RIGHT THAT THEY MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND/OR BORROWER AND GUARANTOR WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AND GUARANTOR AGREE THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF BORROWER AND GUARANTOR IRREVOCABLY TO WAIVE THEIR RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF LENDER TO MAKE THE LOAN, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN BORROWER AND/OR GUARANTOR WITH LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.



                         [SIGNATURES ON FOLLOWING PAGE]


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                  IN WITNESS WHEREOF, the parties have executed or caused this
Agreement to be executed as of the day and year first above written.


                                 GUARANTOR:

                                 BY:
                                     -----------------------------------------



                                 BORROWER:

                                 BY:
                                     -----------------------------------------



                                 LENDER:

                                 BY:
                                     -----------------------------------------


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SCHEDULE TO EXHIBIT 10.28 FILED PURSUANT TO INSTRUCTION 2 OF ITEM 601(a) OF
REGULATION S-K


                              INDEMNITY AGREEMENT
                              -------------------


PROJECT              PARTIES                                               LOAN              DATE
-------              -------                                               AMOUNT            ----
                                                                           ------
Raleigh, NC          Balanced Care Corporation (Guarantor), Balanced       $8,600,000.00     12/1/97
                     Care at North Ridge, Inc. (Borrower) and Capstone
                     Capital Corporation (Lender)

Millville, PA        Balanced Care Corporation (Guarantor), Balanced       $1,031,675.00     1/2/98
                     Care at Eyers Grove, Inc. (Borrower) and Capstone
                     Capital of Pennsylvania, Inc. (Lender)

Bloomsburg, PA       Balanced Care Corporation (Guarantor), Balanced       $4,568,325.00     1/2/98
                     Care at Bloomsburg II, Inc. (Borrower) and
                     Capstone Capital of Pennsylvania, Inc. (Lender)